                                                                   EXHIBIT 10.50


                                   EXHIBIT A
                                   ---------

                               INDUSTRIAL LEASE

     1.  Parties. This Lease, dated, for reference purposes only, June 12, 1989,
         -------                                                  -------
is made by and between Stationers Distributing Company, Inc., a Delaware
                       -------------------------------------------------
Corporation (herein called "Lessor") and Dual Asset Fund V, a partnership
- -----------                              --------------------------------
(herein called "Lessee").


     2.  Premises. Lessor hereby leases to Lessee and Lessee leases from
         --------
Lessor for the term, at the rental,and upon all of the conditions set forth herein, that certain real property situated in the County of Salt Lake, State of
                                                             ---------
Utah, commonly known as Southwest Service Center and described as 2500 South 889
- ----                    ------------------------                  --------------
West, Salt Lake City, Utah 84119 consisting consisting of 5481 office, 48,843
- --------------------------------                          -------------------
warehouse, 54,324 total square feet. Said real property including the land and
- -----------------------
all improvements therein, is herein called "the Premises" and crosshatched on Exhibit "B" and legally described on Exhibit "C" attached hereto.

     3.  Term
         ----

         3.1  Term. The term of this Lease shall be for five (5) years
                                                        --------------
commencing on October 1, 1989 and terminating on September 31, 1994 unless
              ---------------                    ------------------
sooner terminated pursuant to any provision hereof.

          3.2  Delay in Possession. Notwithstanding said commencement date,
               -------------------
if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extended the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

          3.3  Early Possession. If Lessee occupies the Premises prior to
               ----------------
said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

     4.  Rent. Lessee shall pay to Lessor an annual rent for the Premises,
         ----
 the sum of One Hundred Twenty-six Thousand Six Hundred (_________________)
            -------------------------------------------
payable in equal monthly payments of Ten Thousand Five Hundred & Fifty
                                     ---------------------------------
Dollars ($10,550.00, in advance, on the first day of each month of the term
- -------------------
hereof.

Rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing. If Lessor shall so request, in addition to any other payments required under this Lease, Lessee shall pay a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property taxes, insurance and maintenance expenses on the Premises for each and every calendar year of the term of the lease which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes, insurance premiums and maintenance charges as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. If amounts paid to Lessor by Lessee under the provisions of this paragraph are in excess of Lessee's obligations then Lessor shall credit the overpayment to Lessee's account. All monies paid to Lessor under this paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

     5.  Security Deposit. Lessee shall deposit with Lessor upon execution
         ----------------
 hereof Zero  Dollars ($ 0.00) as security for Lessee's faithful
        ----           ------

performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment

                                      1                                   6/9/89
of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

     6.  Use.
         ---

         6.1  Use. The Premises shall be used and occupied only for
              ---
office products/warehouse distribution ____________________________________
- --------------------------------------
or any other use which is reasonably comparable and for no other purpose. Lessee shall not make any other use of the Premises without Lessor's prior written consent.

         6.2  Compliance with Law. Lessee shall, at Lessee's expense, comply
              -------------------
promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, which shall tend to disturb such other tenants.

         6.3  Condition of Premises. Except as otherwise provided in this Lease,
              ---------------------
Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable restrictive covenants and zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

     7.  Maintenance, Repairs and Alterations.
         ------------------------------------

         7.1  Lessee's Obligations. Lessee shall keep in good order, condition
              --------------------
and repair the Premises and every part thereof which is not required to be maintained by Lessor under paragraph 7.4 including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and equipment within the Premises, interior walls, interior ceilings, floors, windows, doors, plate glass and skylights located within the Premises.

         7.2  Surrender. On the last day of the term hereof, or on any sooner
              ---------
termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

         7.3  Lessor's Rights. If Lessee fails to perform Lessee's obligations
              ---------------
under this paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten
(10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

         7.4  Lessor's Obligations. Lessor shall, at its expense, keep in good
              --------------------
order, condition and repair the exterior walls and roof and all foundations on the Premises. Lessor shall maintain in good condition and repair and be responsible for all landscaping, drive-ways, parking lots, refuse collection, fences and signs and all other maintenance items relating to the building in which Premises is located, and Lessee shall pay its "pro rata share" of Lessor's expense in connection therewith, including a reasonable management fee, within ten (10) days from Lessor's demand therefor. The term "Lessee's pro rata share," whenever used herein, shall be a fraction, the numerator of which is the number of square feet contained in the Premises and the denominator of which is the number of square feet contained in the building comprising the complex (or portion thereof) to which said expenses relate. Lessor may, at its option, estimate the yearly maintenance cost of Lessee and bill Lessee for the estimated amount as described in Paragraph 4. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

                                      2                                   6/9/89

         7.5  Alternations and Additions.
              --------------------------

              (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations in, on, or about the Premises. Lessee shall make no change or alteration to the interior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. Lessor may require that Lessee remove any or all of said alterations, improvements, and additions at the expiration of the term, and restore Premises to prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same and restore premises to original condition.

              (b) Any alterations, improvements, or additions in or about the Premises that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work, and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

              (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less then ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of nonresponsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, the lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if to Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

              (d) Unless Lessor requires their removal, all alterations, improvements, and additions which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this paragraph 7.5(d), Lessee's machinery and equipment, other than that which his affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     8.  Insurance Indemnity
         -------------------

         8.1  Liability Insurance. Lessee shall, at Lessee's expense, obtain and
              -------------------
keep in- force during the term of this Lease a policy of combined single limit, bodily injury and property damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than One Million Dollars ($500,000.00) per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

         8.2  Property Insurance.
              ------------------

              (a) Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof. Said insurance shall provide for payment of loss thereunder to Lessor and/or to the holders of mortgages or deeds of trust on the Premises. Lessee shall, as additional rent for the Premises, pay its pro-rata cost of all insurance required hereunder.

              (b) If the premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

              (c) Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7 hereof. Lessee shall insure its fixtures, equipment and tenant improvements.

                                      3                                   6/9/89

         8.3  Insurance Policies. Lessee shall deliver to the other party
              ------------------
copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies refereed to in paragraph 8.2 If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in paragraph 8.2, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance.

         8.4  Waiver of Subrogation. Lessee and Lessor each hereby release
              ---------------------
and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.5  Indemnity. Lessee shall indemnify and hold harmless Lessor from
              ---------
and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or other things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hod harmless Lessor from and against any and all claims arising from any breach of default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risks of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.6  Exemption of Lessor from Liability. Lessee hereby agrees that
              ----------------------------------
Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located.

     9.  Damage or Destruction.
         ---------------------

         9.1  Definitions.
              -----------

              (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of such building as a whole.

              (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is fifty percent (50%) or more of the then replacement cost of such building as a whole.

              (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

         9.2  Partial Damage--Insured Loss. Subject to the provisions of
              ----------------------------
paragraphs 9.4, 9.5, and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to paragraph 7.5 hereof, as soon as reasonably possible and this Lease shall continue in full force and effect.

                                      4                                   6/9/89

         9.3  Partial Damage--Uninsured Loss. Subject to the provisions of
              ------------------------------
paragraphs 9.4, 9.5, and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten (10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

         9.4  Total Destruction. If at any time during the term of this Lease
              -----------------
there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

         9.5  Damage Near End of Term.
              -----------------------

              (a) If at any time during the last six (6) months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may, at Lessor's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

              (b) Notwithstanding paragraph 9.5(a), in the event that lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six (6) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may, at Lessor's option, terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.6  Abatement of Rent; Lessee's Remedies.
              ------------------------------------

              (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

              (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Lessee may, at Lessee's option, cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice.

         9.7  Termination--Advance Payments. Upon termination of this Lease
              -----------------------------
pursuant to this paragraph 9, and equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.8  Waiver. Lessor and Lessee waive the provisions of any statutes
              ------
which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

                                     5                                    6/9/89

     10.  Real Property Taxes.
          -------------------

          10.1  Payment of Taxes. Lessee shall pay the real property taxes,
                ----------------
as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. The tax bills with respect thereto shall be sent to Lessor, and Lessee shall pay the full amount of said tax within ten (10) days from Lessor's demand therefor. If the tax assessment includes the Premises and other real property, the amount paid by Lessee shall be its pro rata share of said taxes. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably pro rated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the rate set forth in paragraph 18 hereof.

          10.2  Definition of "Real Property Tax". As used herein, the term
                ---------------------------------
"real property tax" shall include any form of real estate tax or assessment, general, special, ordinary, or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature or which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed as a result of a transfer, either partial or total, or Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modification or changes hereto, or any transfers hereof.

          10.3  Joint Assessment. If the Premises are not separately assessed,
                ----------------
Lessee's liability shall be an equitable proportion of property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

          10.4  Personal Property Taxes.
                -----------------------

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

     12.  Assignment and Subletting.
          -------------------------

          12.1  Lessor's Consent Required. Lessee shall not voluntarily or by
                -------------------------
operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which consent Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease. Lessor shall be deemed to be reasonable in requiring that it review and approve of the financial statements of any proposed assignee or subtenant prior to consenting to such assignment or subletting. Any such permitted assignment shall not, in any way, affect or limit the liability of Lessee under the term of this Lease.

          12.2  No Release of Lessee. Regardless of Lessor's consent, no
                --------------------
subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by

                                     6                                    6/9/89
any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such actions shall not relieve Lessee of liability under this Lease.

     13.  Defaults; Remedies.
          ------------------

          13.1  Defaults. The occurrence of any one or more of the
                --------
following events shall constitute a material default and breach of this Lease by
Lessee:

                (a)  The vacating or abandonment of the Premises by Lessee.

                (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default, if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Sec. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

          13.2  Remedies. In the event of any such default or breach by
                --------
Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event, Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; and the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided.

                (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate than allowable by law.

                                       7                                  6/9/89

          13.3  Default by Lessor. Lessor shall not be in default unless Lessor
                -----------------
fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

          13.4  Late Charges. Lessee hereby acknowledges that late payment by
                ------------
Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

          14.  Condemnation. If the Premises or any portion thereof are taken
               ------------
under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the building on the Premises, or more than twenty-five percent (25%) of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If the Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and affect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment under threat of the exercise of such power shall be property of Lessor, whether such award shall be made as compensation for the exercise of such power shall be property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee may separately petition for an award for loss of or damage to Lessee's leasehold, trade fixtures and removable personal property, as long as such award shall not reduce the amount of the award otherwise payable to Lessor hereunder. In the event hat this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except tho the extent that Lessee has been reimbursed therefor by the condemning authority.

          15.  Estoppel Certificate.
               --------------------

                   (a) Lessee shall at any time upon not less than written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                   (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one (1) month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

                   (c) If Lessor desires to finance, refinance or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statement of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

          16.  Lessor's Liability. The term "Lessor" as used herein shall mean
               ------------------
only the owner or owners at the

                                      8                                  6/9/89
time in question of the fee title or a lessee's interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligation thereafter to be performed; provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

          17.  Severability. The invalidity of any provision of this Lease, as
               ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

          18.  Interest on Past Due Obligations. Except as expressly herein
               --------------------------------
provided, any amount due to Lessor not paid when the due shall bear interest at the maximum rate, then at the rate that is five percent (5%) per annum greater than the prime rate of interest quoted from time to time by First Interstate Bank of Utah in Salt Lake City, Utah. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

          19.  Time of Essence. Time is of the essence
               ---------------

          20.  Additional Rent. Any monetary obligations of Lessee to Lessor
               ---------------
under the terms of this Lease shall be deemed to be rent.

          21.  Incorporation of Prior Agreements; Amendments. This Lease
               ---------------------------------------------
contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease maybe modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither Lessor or any employees or agents of Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lessee except as otherwise specifically stated into his Lease.

          22.  Notices. Any notice required or permitted to be given hereunder
               -------
shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

          23.  Waivers. No waiver by Lessor or any provision hereof shall be
               -------
deemed a waiver of any other provision hereof or of any subsequent breach of Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

          24.  Holding Over. If Lessee, with Lessor's consent, remains in
               ------------
possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options an rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

          25.  Cumulative Remedies. No remedy or election hereunder shall be
               -------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          26.  Covenants and Conditions. Each provision of this Lease
               ------------------------
performable by Lessee shall be deemed both a covenant and a condition.

          27.  Binding Effect; Choice of Law. Subject to any provisions hereof
               -----------------------------
restricting assignment or subletting by Lessee and subject to the provisions of paragraph 12, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state wherein the Premises are located.

          28.  Subordination.
               -------------

                                      9                                   6/9/89

                (a) This Lease, at Lessor's options, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of the Lease, unless this Lease is otherwise pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease or the date of recording thereof.

                (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 29(b).

          29.  Attorney's Fees. If either party or the broker named herein
               ---------------
brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to this reasonable attorney's fees to be paid by the losing party as fixed by the court.

          30.  Lessor's Access. Lessor and Lessor's agent shall have the right
               ---------------
to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or lessees, and making such alterations, repairs, improvements, or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time, place on or about the premises any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate or rent of liability to Lessee.

          31.  Signs. Lessee shall not place any sign upon the Premises without
               -----
Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor, to place ordinary and usual for rent or sublet signs thereon.

          32.  Merger. The voluntary or other surrender of this Lease by Lessee,
               ------
or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor any or all of such subtenancies.

          33.  Consents. Except for paragraph 32 hereof, wherever in this Lease
               --------
the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

          34.  Guarantor. In the event that there is a guarantor of this Lease,
               ---------
said guarantor shall have the same obligations as Lessee under this Lease.

          35.  Quiet Possession. Upon Lessee paying the rent for the Premises
               ----------------
and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such executing is binding upon all parties holding an ownership interest in the Premises.

          36.  Multiple Tenant Building. In the event that the Premises are part
               ------------------------
of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

          37.  Security Measures. Lessee hereby acknowledges that the rental
               -----------------
payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

          38.  Easements. Lessor reserves to itself the right, from time to
               ---------
time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably

                                     10                                  6/9/89
interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

          39.  Performance Under Protest. If at any time a dispute shall arise
               -------------------------
as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part hereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to say under the provisions of this Lease.

          40.  Authority. If Lessee is a corporation, trust, or general or
               ---------
limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

          41.  Conflict. Any conflict between the printed provisions of this
               --------
Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

          42.  Force Maejure. Notwithstanding any provision in this Lease to the
               -------------
contrary, if either party otherwise herein specifically shall be delayed or hindered in or prevented from the performance of any obligations hereunder related to construction or repair of the Premises by reason of strikes, walkouts, labor troubles, inability to procure materials, failure of power, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

          43. Rider. Attached hereto is a Rider or Riders containing four (4)
              -----
pages which constitutes a part of this Lease.

                                     11                                   6/9/89

LESSOR AND LESSEE HAVE CAREFULLY READ THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

LESSOR                                    LESSEE


Dual Asset Fund V. a partnership          Stationers Distribution Company, Inc.
- ------------------------------------      --------------------------------------
                                          a Deleware corporation
                                          --------------------------------------

By: Wallace Associates Incorporated       By:___________________________________
   ---------------------------------

Its: General Partner                      Its: V. P. OPERATIONS
    --------------------------------          ----------------------------------

By:_________________________________      By:  /s/  Paula Bryant
                                             -----------------------------------

Its: Vice President                       Its: Operations Admin. Asst
    --------------------------------          ----------------------------------

STATE OF UTAH      )
                 :  ss.                     [NOTARY OF PUBLIC STATE OF TEXAS]
COUNTY OF SALT LAKE)

On the _______ day of ________, 198( ), personally appeared before me,_________ _______, who being by me duly sworn did say that he is the________________ of
_______________ and that the within and foregoing instrument was signed in behalf of said entity.

My Commission Expires:          ______________________
                                NOTARY PUBLIC
______________________          Residing at___________


STATE OF UTAH      )
                   :ss.
COUNTY OF SALT LAKE)


On the ______ day of ___________, 198( ), personally appeared before me, ___________, who being by me duly sworn did say that he is the _______________ of ________________ and that the within and foregoing instrument was signed in behalf of said entity.


My Commission Expires:          ______________________
                                NOTARY PUBLIC
_____________________           Residing at__________________

                                      12                                  6/9/89

                           [PLOT PLAN APPEARS HERE]

                                 EXHIBIT "C"
                                 -----------

All that part of the Southeast Quarter of Section twenty-three (23), Township One South (TIS), Range One West (RIW), Salt Lake Base and Meridian, in the County of Salt Lake and State of Utah, more particularly described as follows:

Commencing at the Southeast corner of said Section 23, as said corner was re-established in 1959 by the County Engineer of Salt Lake County, Utah; thence North 00 degrees 07' 00" East along the re-established East Line of the Southeast quarter of said Section 23 a distance of 2624.67 feet to an intersection with the extended Southerly line of West Twenty-fourth South Street; thence South 89 degrees 26' 30" West along the extended Southerly line and along the Southerly line of said West Twenty-fourth South Street a distance of 1907.59 feet to an intersection with the Easterly line of South Eighth West Street; thence South 00 degrees 33' 30" East along the Easterly line of said South Eighth West Street a distance of 764.00 feet to the intersection of the Easterly line of said South Eighth West Street with the Southerly line of West Twenty-Fifth South Street, which intersection is the true place of beginning of the metes and bounds description of the tract or parcel of land as being herein described; thence North 89 degrees 26' 30" East at right angles to last described course and along the Southerly line of said West Twenty-Fifth South Street a distance of 550.00 feet to a point; thence South 00 degrees 33' 30" East at right angles to last described course and parallel with the Easterly line of said South Eighth West Street a distance of 219.00 feet to a point; thence South 89 degrees 26' 30" West at right angles to last described course and parallel with the Southerly line of said West Twenty-Fifth South Street a distance of 550.00 feet to an intersection with the Easterly line of said South Eight West Street; thence North 00 degrees 33' 30" West along the Easterly line of said South Eighth West Street a distance of 219.00 feet to the true place of beginning, said described tract or parcel of land containing an area of 120,450 square feet or 2.765 acres, more or less.

                WALLACE ASSOCIATES BUSINESS PROPERTIES GROUP


                          BUYER AGENCY DISCLOSURE


Buyer/Tenant:  STATIONERS DIST INC.
              -----------------------------------------------------------------

This will confirm that to the best of our knowledge, Wallace Associates Business Properties Group is acting as a real estate broker in this transaction and is:

______ representing solely the Seller/Owner in this transaction and shall not be deemed to be, or have been, an agent or subagent of Buyer/Tenant;

        OR

______ representing the Buyer/Tenant. Buyer/Tenant understands that depending on the specific property Buyer/Tenant selects to purchase or lease, Wallace Associates Business Properties Group may also represent the Seller/Owner. Buyer/Tenant hereby authorizes Wallace Associates Business Properties Group to represent and serve as agent for Seller/Owner and Buyer/Tenant hereby waives any conflict of interest which may arise as a result thereof.

                                        BUYER/TENANT

                                By        [SIGNATURE NOT LEGIBLE]
                                        ---------------------------

                                Title     V. P. Operations
                                        ---------------------------

                                Dated        8/25/89
                                        ---------------------------

                        ADDENDUM TO INDUSTRIAL LEASE
                             DATED  June 12, 1989
                                    -------

     This Agreement is made and entered into this 12th day of June, 1989,
                                                  ----        ----
by and between DUAL ASSET FUND V, a partnership, referred to in this Addendum as Lessor, and STATIONERS DISTRIBUTING COMPANY, INC. referred to in this Addendum as Lessee.

                            W I T N E S S E T H:
                            -------------------

     WHEREAS, Lessee and Lessor have entered into an Industrial Lease referred to as the Lease, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference for all purposes; and,

     WHEREAS, Lessee and Lessor desire to add an addendum thereby amending and modifying this Lease;

     NOW THEREFORE, for and in consideration of Ten and No/100 dollars ($10.00) and other good and valuable consideration, in hand paid by Lessee to Lessor, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained herein, the parties agree as follows, to-wit:

     Lessor and Lessee have executed the Lease and hereby adopt the terms thereof subject to the following:

     Paragraph 3.1 Term - The term of this Lease shall be for five (5) years
                   ----
commencing on October 1, 1989 or on such date as the improvements commenced in
              ---------------
accordance with Paragraph 6.3 hereof shall have been substantially completed, which ever is later and terminating on September 31, 1994 unless sooner
                                       ------------------
terminated pursuant to any provision hereof.


     Paragraph 4 Rent - The following language shall amend the first sentence in
                 ----
Paragraph 4. See Paragraph 4, Exhibit A.
             ------------------------------

     Paragraph 5 Security Deposit - shall be deleted in its entirety.
                 ----------------

     Paragraph 6 Use - the following language shall be added to
                 ---
Paragraph 6.3 Condition of Premises: leased premises in "as is condition"
              ---------------------  ------------------------------------

     Paragraph 7.1 Lessee's Obligations - The following language shall be added
                   --------------------
to the last sentence:

     Lessor shall maintain the roof, roof trusses, skylights, and structure, foundations, outside walls, interior stress-bearing walls and columns, structural members, and railspur located on the Premises at its sole cost and expense.

     Paragraph 8.5 Indemnity - last sentence is amended to read:
                   ---------

     Lessee, as a material part of the consideration to Lessor, hereby assumes all risks of damage to property or injury to persons, in, upon or about the Premises arising from any cause except Lessor's negligence and Lessee hereby waives all claims in respect thereof against Lessor.

     Paragraph 9.6 Abatement of Rent; Lessee's Remedies- Paragraph (b) shall be
                   ------------------------------------
amended as follows:

     If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9, it must give notice to Lessee within 10 days of the occurrence of its decision to repair or not to repair, and if Lessor does not give ten-day notice of its intention to repair or has not commenced such repair or restoration and begun diligently to pursue such repair or restoration within thirty (30) days after such obligations shall accrue, Lessee may, at Lessee's option, cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice.

     Paragraph 10.2 Definition of "Real Property Tax" - shall be amended to add
                    ---------------------------------
at the end of the last sentence:

     excluding however, franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits taxes imposed upon Lessor.

     Paragraph 13.2 Remedies - shall be amended in paragraph (a) line 4 to
                    --------
read :

     Lessee's default including, but not limited to, the cost of recovering possession of the Premises; less any credit for rent actually received by Lessor upon reletting, . . .

     Paragraph 13.3 Default by Lessor - shall be amended as follows:
                    -----------------

     Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within two (2) days for emergency repairs (which shall include but not be limited to safety of the Premises, damage to Lessee's merchandise, or interference with Lessee's operations), and in no event later than thirty (30) days for nonemergency repairs or obligations after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises...

     Paragraph 13.4 Late Charges - shall be amended to add at the end of the
                    ------------
last sentence:

     Accordingly, if more than two installments of rent or any other sums due from Lessee shall not be received by Lessor or Lessor's designee with ten (10) days after such amount shall be due within any calendar year, then, without any requirement for notice to Lessee,

     Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. . . .

     All other terms or the Industrial Lease shall remain in full force and effect and are hereby ratified.

      IN WITNESS WHEREOF, the parties hereto have executed this Industrial Lease the day and year first above written.

                    Lessor:

                    DUAL ASSET FUND V, a limited partnership

                    BY: Wallace Associates, Incorporated, its general part.
                        ---------------------------------
                    By: R. Steven Romney
                    -------------------------------------
                    ITS: Vice President
                        ---------------------------------

                    Lessee:

                    STATIONERS DISTRIBUTING COMPANY, INC.,
                    a Delaware corporation

                    BY: /s/ Richard Baker
                        ---------------------------------
                         RICHARD BAKER
                    -------------------------------------
                    ITS: PRESIDENT
                        ---------------------------------


                       [SIGNATURE NOT LEGIBLE]
                        V.P. OPERATIONS

                        SECOND ADDENDUM TO INDUSTRIAL LEASE
                            DATED October 17, 1990
                                  ----------

     This Agreement is made and entered into this 17th day of October, 1990, by
                                                  ----        -------
and between DUAL ASSET FUND V, a partnership, referred to in this Addendum as Lessor, and STATIONERS DISTRIBUTING COMPANY, INC. referred to in this Addendum as Lessee.

                            W I T N E S S E T H:

     WHEREAS, Lessee and Lessor have entered into an Industrial Lease referred to as the Lease, a copy of which is attached hereto as Exhibit "A" and an Addendum to the Lease, a copy of which is attached hereto as Exhibit "B", both of which are incorporated herein by reference for all purposes; and,

     WHEREAS, Lessee and Lessor desire to add an addendum thereby amending and modifying this Lease;

     NOW THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, in hand paid by Lessee to Lessor, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained herein, the parties agree as follows, to-wit:

     Lessor and Lessee have executed the Lease and Addendum to the Lease and hereby adopt the terms thereof subject to the following:

     That Exhibit "C" of the original lease, which specifies the legal description of the real property, be replaced with Exhibit "A" of this Second Addendum to the Lease. The legal description contained in Exhibit "A" of the Second Addendum to the Lease specifies the correct legal description of the real property.

     All of the terms of the Industrial Lease and Addendum to the Industrial Lease shall remain in full force and effect and are hereby ratified.

     IN WITNESS WHEREOF, the parties hereto have executed this Industrial Lease the day and year first above written.


                                Lessor:

                                DUAL ASSET FUND V, a limited partnership

                                BY:    WALLACE AND ASSOCIATES, INC.
                                     -----------------------------------
                                By:  R. Steven Romney
                                     -----------------------------------
                                ITS: President
                                     -----------------------------------

                                Lessee:

                                STATIONERS DISTRIBUTING COMPANY, INC.
                                a Delaware Corporation

                                BY:  By Paul Perkey
                                     --------------------------------
                                     Vice President & C.F.O.
                                     --------------------------------

                                ITS: ________________________________

                                     ________________________________

                                EXHIBIT A



     BEGINNING AT A POINT WHICH IS NORTH 1627.75 FEET AND WEST, 1417.60 FEET FROM THE SOUTHEAST CORNER OF SECTION 23, TOWNSHIP 1 SOUTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN; AND RUNNING THENCE S89 26' 30"W, 475.00 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF 900 WEST STREET; THENCE ALONG SAID EASTERLY LINE OF 900 WEST STREET NOO 33' 30"W, 219.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF 2500 SOUTH STREET; THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF 2500 SOUTH STREET N89 26'30"E, 444.00 FEET; THENCE SOO 33' 30"E, 151.00 FEET;
THENCE N89 26'30"E, 31.00 FEET; THENCE SOO 33'30" E, 68.00 FEET TO THE POINT OF BEGINNING. CONTAINS 2.281 ACRES OR 99,344 SQUARE FEET

     SUBJECT TO A RIGHT-OF-WAY OVER THE FOLLOWING DESCRIBED PROPERTY:
BEGINNING AT A POINT WHICH IS NORTH, 1695.45 FEET AND WEST, 1449.26 FEET FROM THE SOUTHEAST CORNER OF SECTION 23, TOWNSHIP 1 SOUTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN; AND RUNNING THENCE S89 26' 30"W, 20.00 FEET; THENCE NOO 33' 30"W, 151.00 FEET; THENCE N89 26' 30"E, 20.00 FEET; THENCE SOO 33' 30"E,
151.00 FEET TO THE POINT OF BEGINNING.

     TOGETHER WITH THE FOLLOWING EASEMENT: BEGINNING AT A POINT WHICH IS
NORTH, 1623.12 FEET AND WEST, 1892.58 FEET FROM THE SOUTHEAST CORNER OF SECTION 23, TOWNSHIP 1 SOUTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN; AND RUNNING THENCE N89 26' 30"E, 475.00 FEET; THENCE SOO 33' 30"E, 1.13 FEET TO A POINT ON THE MOST SOUTHERLY LINE OF A BRICK BUILDING EXTENDED; THENCE S89 35' 30"W,
313.999 FEET ALONG SAID SOUTHERLY LINE OF SAID BUILDING TO SAID BUILDING CORNER; THENCE S89 33' 05"W, 161.00 FEET TO THE POINT OF BEGINNING. CONTAINS
250.57 SQUARE FEET

SITUATED IN SALT LAKE COUNTY, STATE OF UTAH.

                   THIRD ADDENDUM TO INDUSTRIAL LEASE
                        MADE AS OF JANUARY 1, 1992



     This Agreement is made and entered into as of this 1st day of January, 1992, by and between AMERICAL PROPERTIES, LTD., a Utah limited partnership, and successor in interest to Dual Asset Fund V, as Lessor, and STATIONERS DISTRIBUTING COMPANY, INC., referred to in this Addendum as Lessee.

                          W I T N E S S E T H:
                          -------------------

     WHEREAS, Stationers, as Lessee, and Dual Asset Fund V, the predecessor in interest of Lessor, entered into that certain Industrial Lease dated June 12, 1989 ("Lease"), as amended by Addendum to said Industrial Lease dated June 12, 1989, and Second Addendum to Industrial Lease dated October 17, 1990, copies of which Lease and Addenda are attached hereto as Exhibits "A," "B," and "C," respectively, (sometimes collectively referred to as the "Lease") and incorporated herein by reference;

     WHEREAS, Americal Properties, Ltd. succeeded to all right, title and interest of Dual Asset Fund V, as Lessor under said Lease; and

     WHEREAS, Lessee and Lessor desire to add the Third Addendum to the Lease thereby amending and modifying the Lease;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Lessee to Lessor, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained herein, the parties agree as follows, to-wit:

     1. Lessor and Lessee acknowledge that the foregoing recitals are true and correct and ratify the Lease, as amended, subject to the following, to wit:

     2.  Paragraph 3.1 Term - The following language shall supplement the
                       ----
existing Paragraph 3.1 of the Lease, to wit:

         The term of the existing Lease expires on September 30, 1994, and the parties hereto now and do hereby agree to extend the existing Lease term for an additional five (5) years, from October 1, 1994 through September 30, 1999 ("Extended Term"). Accordingly, the term of the Lease now expires September 30, 1999.

                           CONSUMER PRICE INDEX
                URBAN WAGE EARNERS AND CLERICAL WORKERS (CPI-W)
                             U.S. CITY AVERAGE
                                 ALL ITEMS
                               (1982-84-100)


YEAR    JAN     FEB     MAR     APR     MAY     JUN     JUL     AUG     SPT     OCT     NOV     DEC     AVG

1956    27.0    27.0    27.0    27.0    27.2    27.3    27.5    27.5    27.5    27.7    27.7    27.8    27.3
1957    27.8    27.9    28.0    28.1    28.1    28.3    28.4    28.5    28.5    28.5    28.6    28.6    28.3
1958    28.8    28.8    29.0    29.1    29.1    29.1    29.1    29.1    29.1    29.1    29.1    29.1    29.1
1959    29.1    29.1    29.1    29.1    29.2    29.3    29.4    29.3    29.4    29.5    29.5    29.5    29.3
1960    29.5    29.5    29.5    29.7    29.7    29.8    29.8    29.8    29.8    29.9    30.0    30.0    29.8

1961    30.0    30.0    30.0    30.0    30.0    30.0    30.1    30.1    30.2    30.2    30.2    30.2    30.1
1962    30.2    30.2    30.3    30.4    30.4    30.4    30.4    30.4    30.6    30.6    30.6    30.6    30.4
1963    30.6    30.6    30.7    30.7    30.7    30.8    30.9    30.9    30.9    31.0    31.0    31.1    30.8
1964    31.1    31.1    31.1    31.1    31.1    31.2    31.3    31.2    31.3    31.3    31.4    31.4    31.2
1965    31.4    31.4    31.5    31.6    31.6    31.8    31.8    31.8    31.8    31.9    31.9    32.0    31.7

1966    32.0    32.2    32.3    32.5    32.5    32.6    32.7    32.9    32.9    33.1    33.1    33.1    32.6
1967    33.1    33.1    33.2    33.3    33.4    33.5    33.6    33.7    33.8    33.9    34.0    34.1    33.6
1968    34.2    34.3    34.5    34.6    34.7    34.9    35.1    35.2    35.3    35.5    35.6    35.7    35.0
1969    35.8    36.0    36.3    36.5    36.6    36.8    37.0    37.2    37.3    37.5    37.7    37.9    36.9
1970    38.0    38.2    38.4    38.7    38.8    39.0    39.2    39.2    39.4    39.6    39.8    40.0    39.8

1971    40.0    40.1    40.2    40.4    40.6    40.8    40.9    41.0    41.0    41.1    41.2    41.3    40.7
1972    41.4    41.6    41.6    41.7    41.9    42.0    42.1    42.2    42.4    42.5    42.6    42.7    42.1
1973    42.9    43.2    43.6    43.9    44.1    44.4    44.5    45.4    ????    45.9    46.2    46.5    44.7
1974    46.9    47.5    48.0    48.3    48.8    49.3    49.7    50.3    50.9    51.4    51.8    52.2    49.6
1975    52.4    52.8    53.0    53.2    53.5    53.9    54.5    54.7    54.9    55.3    55.6    55.8    54.1

1976    56.0    56.1    56.2    56.5    56.8    57.1    57.4    57.7    57.9    58.2    58.3    58.5    57.2
1977    58.9    59.5    59.8    60.3    60.6    61.0    61.3    61.5    61.8    61.9    62.2    62.5    60.9
1978    62.8    63.2    63.7    64.3    64.9    65.6    66.0    66.4    66.8    67.4    67.7    68.1    65.6
1979    68.7    69.5    70.3    71.1    71.9    72.8    73.7    74.4    75.1    75.7    76.4    77.2    73.1
1980    78.3    79.4    80.5    81.4    82.3    83.2    83.3    83.8    84.6    85.3    86.1    86.9    82.9

1981    87.5    88.5    88.0    89.6    90.3    91.1    92.2    92.8    93.7    93.9    94.1    94.4    91.4
1982    94.7    95.0    94.8    95.2    96.2    97.4    98.0    98.2    98.3    98.6    98.4    98.0    96.9
1983    98.1    98.1    98.4    99.0    99.5    99.8   100.1   100.5   101.0   101.2   101.2   101.2    99.8
1984   101.6   101.8   101.8   102.1   102.1   102.5   102.8   103.2   104.2   104.8   104.8   104.7   104.8
1985   104.9   105.4   105.9   105.3   106.7   107.0   107.1   107.3   107.6   107.9   108.3   108.6   106.9

1986   108.9   108.5   107.9   107.6   107.9   108.4   108.4   108.6   109.1   109.1   109.2   109.3   108.6
1987   110.0   110.5   111.0   111.6   111.9   112.4   112.7   113.3   113.8   114.1   114.3   114.2   112.5
1988   114.5   114.7   115.2   115.7   116.2   116.7   117.2   117.7   118.5   118.9   119.0   119.2   117.0
1989   119.7   120.2   120.8   121.8   122.5   122.8   123.2   123.2   123.6   124.2   124.4   124.6   122.6
1990   125.9   126.4   127.1   127.3   127.5   128.3   128.7   129.9   131.1

                           CONSUMER PRICE INDEX
                      ALL URBAN CONSUMERS - (CPI-W)
                            U.S. CITY AVERAGE
                                ALL ITEMS
                              (1982-84-100)

YEAR    JAN     FEB     MAR     APR     MAY     JUNE    JULY    AUG     SPT     OCT     NOV     DEC     AVG

1956    26.8    26.8    26.8    26.9    27.0    ????    27.4    27.3    27.4    27.5    27.5    27.6    27.2
1957    27.6    27.7    27.8    27.0    28.?    ????    28.3    28.3    28.3    28.3    28.4    28.4    28.1
1958    28.6    28.6    28.8    28.9    2???    28.9    29.0    28.9    28.9    28.9    29.0    28.9    28.9
1959    29.0    28.9    28.9    29.0    29.0    29.1    29.2    29.2    29.3    29.4    29.4    29.4    29.1
1960    29.3    29.4    29.4    29.5    29.5    29.6    29.6    29.6    29.6    29.8    29.8    29.8    29.6

1961    29.8    29.8    29.8    29.8    29.8    29.8    30.0    29.9    30.0    30.0    30.0    30.0    29.9
1962    30.0    30.1    30.1    30.2    30.2    30.2    30.3    30.3    30.4    30.4    30.4    30.4    30.2
1963    30.4    30.4    30.5    30.5    30.5    30.6    30.7    30.7    30.7    30.8    30.8    30.9    30.6
1964    30.9    30.9    30.9    30.9    30.9    31.0    31.1    31.0    31.1    31.2    31.2    31.2    31.0
1965    31.2    31.2    31.3    31.4    31.4    31.6    31.6    31.6    31.6    31.7    31.7    31.8    31.5

1966    31.8    32.0    32.1    32.3    32.3    32.4    32.5    32.7    32.7    32.9    32.9    32.9    32.4
1967    32.9    32.9    33.0    33.1    33.2    33.3    33.4    33.5    33.6    33.7    33.8    33.9    33.4
1968    34.1    34.2    34.3    34.4    34.5    34.7    34.9    35.0    35.1    35.3    35.4    35.5    34.8
1969    35.6    35.8    36.1    36.3    36.4    36.6    36.8    37.0    37.1    37.3    37.5    37.7    36.7
1970    37.8    38.0    38.2    38.5    38.6    38.8    39.0    39.0    39.2    39.4    39.6    39.8    38.8

1971    39.8    39.9    40.0    40.1    40.3    40.6    40.7    40.8    40.8    40.9    40.9    41.1    40.5
1972    41.1    41.3    41.4    41.5    41.6    41.7    41.9    42.0    42.1    42.3    42.4    42.5    41.8
1973    42.6    42.9    43.3    43.6    43.9    44.2    44.3    45.1    45.2    45.6    45.9    46.2    44.4
1974    46.6    47.2    47.8    48.0    48.6    49.0    49.4    50.0    50.6    51.1    51.5    51.9    49.3
1975    52.1    52.5    52.7    52.9    53.2    53.6    54.2    54.3    54.6    54.9    55.3    55.5    53.8

1976    55.6    55.8    55.9    56.1    56.5    56.8    57.1    57.4    57.6    57.9    58.0    58.2    56.9
1977    58.5    59.1    59.6    60.0    60.3    60.7    61.0    61.2    61.4    61.6    61.9    62.1    60.6
1978    62.5    62.9    63.4    63.9    64.5    65.2    65.7    66.0    66.5    67.1    67.4    67.7    65.2
1979    68.3    69.1    69.8    70.6    71.5    72.3    73.1    73.8    74.6    75.2    75.9    76.7    72.6
1980    77.8    78.9    80.1    81.0    81.8    82.7    82.7    83.3    84.0    84.8    85.5    86.3    82.4

1981    87.0    87.9    88.5    89.1    89.8    90.6    91.6    92.3    93.2    93.4    93.7    94.0    90.9
1982    94.3    94.6    94.5    94.9    95.8    97.0    97.5    97.7    97.9    98.2    98.0    97.6    96.5
1983    97.8    97.9    97.9    98.6    99.2    99.6    99.9   100.2   100.7   101.0   101.2   101.3    99.5
1984   101.9   102.4   102.6   103.1   103.4   103.7   104.1   104.5   105.0   105.3   105.3   105.3   103.9
1985   105.5   106.0   106.4   106.9   107.3   107.6   107.6   108.0   108.3   108.7   109.0   109.3   107.6

1986   109.6   109.3   108.8   108.6   108.9   109.5   109.5   109.7   110.2   110.3   110.4   110.5   109.6
1987   111.2   111.6   112.1   112.7   113.1   113.5   113.8   114.4   115.0   115.3   115.4   115.4   113.6
1988   115.7   116.0   116.5   117.3   117.5   118.0   118.5   119.0   119.8   120.2   120.3   120.5   118.3
1989   121.1   121.6   122.3   123.1   123.8   124.1   124.4   124.6   125.0   125.6   125.9   126.1   124.0
1990   127.4   128.0   128.7   128.9   129.2   129.9   130.4   131.6   132.7

                                  EXHIBIT "C"
                                  -----------


All that part of the Southeast Quarter of Section twenty-three (23), Township One South (TIS), Range One West (RIW), Salt Lake Base and Meridian, in the County of Salt Lake and State of Utah, more particularly described as follows:

Commencing at the Southeast corner of said Section 23, as said corner was re-established in 1959 by the County Engineer of Salt Lake County, Utah; thence North 00 07' 00" East along the re-established East Line of the Southeast quarter of said Section 23 a distance of 2624.67 feet to an intersection with the extended Southerly line of West Twenty-fourth South Street; thence South
89 26' 30" West along the extended Southerly line and along the Southerly line of said West Twenty-fourth South Street a distance of 1907.59 feet to an intersection with the Easterly line of South Eighth West Street; thence South 00 33' 30" East along the Easterly line of said South Eighth West Street a distance of 764.00 feet to the intersection of the Easterly line of said South Eighth West Street with the Southerly line of West Twenty-Fifth South Street, which intersection is the true place of beginning of the metes and bounds description of the tract or parcel of land as being herein described; thence North 89 26' 30" East at right angles to last described course and along the Southerly line of said West Twenty-Fifth South Street a distance of 550.00 feet to a point; thence South 00 33' 30" East at right angles to last described course and parallel with the Easterly line of said South Eighth West Street a distance of 219.00 feet to a point; thence South 89 26' 30" West at right angles to last described course and parallel with the Southerly line of said West Twenty-Fifth South Street a distance of 550.00 feet to an intersection with the Easterly line of said South Eight West Street; thence North 00 33' 30" West along the Easterly line of said South Eighth West Street a distance of
219.00 feet to the true place of beginning, said described tract or parcel of land containing an area of 120,450 square feet or 2.765 acres, more or less.